Exhibit 1.1

EDUCATION REALTY TRUST, INC.

$500,000,000

Shares of Common Stock

(par value $0.01 per share)

EQUITY DISTRIBUTION AGREEMENT

February 21, 2017

KeyBanc Capital Markets Inc.

127 Public Square, 4th Floor

Cleveland, Ohio 44114

Ladies and Gentlemen:

Education Realty Trust, Inc., a Maryland corporation (the “Company”), and Education Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), confirm their respective agreements with KeyBanc Capital Markets Inc., as sales agent, forward seller and/or principal (in any such capacity, the “Manager”), and as forward purchaser (in such capacity, the “Forward Purchaser”), as follows:

SECTION 1.  Description of Shares. The Company may, from time to time during the term of this Equity Distribution Agreement (this “Agreement”), issue and sell through or to the Manager, as sales agent and/or principal, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate gross sales price of up to $500,000,000 (the “Shares”) on the terms and subject to the conditions set forth herein. The Company and the Operating Partnership each agree that, whenever the Company determines to sell Shares directly to the Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement”), relating to such sale in accordance with Section 3 hereof. The Company may also enter into one or more forward stock purchase transactions with the Forward Purchaser as set forth in a separate letter agreement, in substantially the form attached hereto as Exhibit A (each, a “Confirmation” and together, the “Confirmations”). Subject to the terms and conditions herein and therein, under each Confirmation, the Company will deliver to the Forward Purchaser, or an affiliate thereof (including the Manager), up to the maximum number of Shares as may be sold in accordance with this Agreement in connection with such Confirmation. In connection therewith, the Company and the Forward Purchaser understand that the Forward Purchaser, through the Manager, as forward seller and sales agent, will effect sales of Shares on the terms set forth in Section 3 of this Agreement.

The Company and the Operating Partnership have also entered into separate equity distribution agreements, dated the date hereof (each, an “Alternative Distribution Agreement” and together, the “Alternative Distribution Agreements”), pursuant to which the Company may, from time to time during the term of such Alternative Distribution Agreements, issue or borrow and sell through or to Merrill Lynch, Pierce, Fenner & Smith Incorporated or RBC Capital Markets, LLC (each in its capacity as sales agent, forward seller and/or principal thereunder, an “Alternative Manager”). The Company may also enter into one or more forward purchase transactions with an affiliate of an Alternative Manager as forward purchaser thereunder (each an “Alternative Forward Purchaser”). The aggregate gross sales price of the Shares that may be sold pursuant to this Agreement and Common Stock that may be sold pursuant to the Alternative Distribution Agreements shall not exceed $500,000,000 (the “Maximum Amount”).

The Company has filed not earlier than three years prior to the date hereof, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”), an “automatic shelf registration statement” as defined in Rule 405 under the Act (File No. 333-199988) on Form S-3, including a Basic Prospectus (as defined below), which relates to certain securities, including the Shares which may be issued from time to time by the Company and/or sold by the Manager pursuant to this Agreement, any Confirmation or Terms Agreement, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a Prospectus Supplement (as defined below) to the Basic Prospectus which specifically relates to the Shares. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness or deemed effectiveness for purposes of Section 11 of the Act, as such section applies to the Manager, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, and (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the time of such registration statement’s effectiveness or deemed effectiveness for purposes of Section 11 of the Act, as such section applies to the Manager. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the prospectus filed as part of the Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus. “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule A hereto. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act (the “Incorporated Documents”). Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing after the execution of this Agreement of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System.

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SECTION 2.  Representations and Warranties of the Company. The Company and the Operating Partnership, jointly and severally represent and warrant to, and agree with the Manager and the Forward Purchaser that:

(a)          The Company satisfies the conditions for the use of Form S-3 in connection with the offer and sale of the Shares as contemplated hereby; the Registration Statement meets, and the offer and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Registration Statement became effective upon filing pursuant to Rule 462(e) under the Act; the Commission has not issued an order preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened in writing by the Commission; the Registration Statement complied in all material respects when it became effective, complies in all material respects as of the date hereof and, as amended or supplemented, will comply in all material respects at each deemed effective date with respect to the Manager pursuant to Rule 430(B)(f)(2) under the Act with the requirements of the Act, and the Registration Statement did not and will not, at such times, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendments or supplements thereto complied or will comply in all material respects at the time the Prospectus and any amendments or supplements thereto were or will be filed with the Commission, complies in all material respects as of the date hereof (if filed with the Commission on or prior to the date hereof) and will comply in all material respects as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”) and at each Settlement Date (as hereinafter defined) with the requirements of the Act, and the Prospectus did not and will not, at such times, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any Permitted Free Writing Prospectus, as of its date of issue and as of each Time of Sale and Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rules 153 or 172 under the Act, or in lieu thereof, a notice referred to in Rule 173(a) under the Act) in connection with any sale of Shares, did not or will not, at such times, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of the Manager or an Alternative Manager expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be; each Incorporated Document, at the time such document was filed with the Commission, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(b)          (A) at the time of filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, and (D) as of the Time of Sale and at each such time this representation is repeated or deemed to be made, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405 under the Act). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Act, and the offer and sale of the Shares have been and remain eligible for registration by the Company on such automatic shelf registration statement. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to the use of the automatic shelf registration statement form.

(c)          Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offer of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act in all material respects; the Company has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 under the Act, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping; and the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement.

(d)          The Company is a corporation duly formed and validly existing and in good standing under the laws of the State of Maryland, with full corporate power and authority to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, earnings, properties, assets or prospects of the Company, the Operating Partnership and the Subsidiaries (as defined in Section 2(f) hereof), taken as a whole (“Material Adverse Effect”).

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(e)          The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, a Material Adverse Effect, and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and to enter into and perform its obligations under this Agreement. Additionally, the Company will contribute the net proceeds from the sale of the Shares pursuant to this Agreement, the Alternative Distribution Agreements and any Confirmations or Terms Agreements executed hereunder or thereunder to the Operating Partnership in exchange for a number of common units of limited partnership in the Operating Partnership (“OP Units”) equal to the number of Shares, if any.

(f)           Each direct or indirect subsidiary of the Company, other than the Operating Partnership, as defined in Rule 12b-2 of the Exchange Act (each, a “Subsidiary” and collectively, the “Subsidiaries”), has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement or the Prospectus, except where the failure to be in good standing would not have, or reasonably be expected to have, a Material Adverse Effect, and is duly qualified to do business as a foreign corporation, limited partnership or limited liability company in good standing in each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and were offered in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects; (i) the Company is the sole owner of Education Realty OP GP, Inc., which is the sole general partner of the Operating Partnership, and Education Realty OP GP, Inc., Education Realty OP Limited Partner Trust, Allen & O’Hara, Inc., and certain current and former officers and a former director of the Company collectively own a percentage interest in the Operating Partnership and (ii) the Company is the sole owner of University Towers OP GP, LLC, which is the sole general partner of the University Towers Partnership, and University Towers OP GP, LLC, the Operating Partnership, Allen & O’Hara, Inc. and a former officer and a director of the Company and unaffiliated individuals collectively own a percentage interest in the University Towers Partnership; except as described in the preceding clause, each Subsidiary’s capital stock or other ownership interests are currently owned and will continue to be owned by the Company, directly or through subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims or other defects of any kind (collectively, “Liens”), except where such Liens would not have, or reasonably be expected to have, a Material Adverse Effect. None of such equity interests were issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. Except as described in the Registration Statement or the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of any Subsidiary. Each of the following Subsidiaries is a “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Act) (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”): EDR OP Development LLC, Education Realty OP Limited Partnership Trust and the Operating Partnership; the aforementioned subsidiaries are the only Significant Subsidiaries of the Company.

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(g)          The Company has an authorized and outstanding capitalization as is set forth in the consolidated balance sheet included in its most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, at the indicated date, and there has been no material change in such information since the filing of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable (subject, in each case, to the issuance of shares of Common Stock upon the exercise of stock options and warrants, or the exercise, vesting, conversion or redemption of any other equity-based compensatory awards, disclosed as outstanding in the Registration Statement (excluding the exhibits thereto) and the Prospectus, the issuance of Common Stock issuable upon the redemption of outstanding OP Units in accordance with the Operating Partnership Agreement (as defined below), the grant of options and other equity-based awards under existing stock option and other equity-based compensatory plans described in the Registration Statement (excluding the exhibits thereto) and the Prospectus, and the issuance of shares of Common Stock under the Company’s Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (the “DRSPP”); the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus, under the caption “Description of Capital Stock;” the outstanding shares of Common Stock are duly listed and admitted and authorized for trading on the New York Stock Exchange, Inc. (the “NYSE”), and the Shares will have been approved for listing on the NYSE, subject to official notice of issuance; and, except as set forth in the Registration Statement, the Prospectus, the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same has been or may be amended and/or restated from time to time (the “Operating Partnership Agreement”), and the Second Amended and Restated Agreement of Limited Partnership of University Towers Operating Partnership, L.P., no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

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(h)          The Shares and all other outstanding shares of capital stock of the Company, including any restricted shares of Common Stock, have been duly and validly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares to be issued and sold by the Company have been issued and delivered and paid for in accordance with this Agreement and any Confirmations or Terms Agreements, such Shares will have been, validly issued, fully paid and nonassessable, will have been, or will be, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects, will conform, in all material respects, to the description thereof contained in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus; the stockholders of the Company have no preemptive or other similar rights with respect to the Shares to be issued and sold by the Company; and no holder or beneficial owner of the Shares will be subject to personal liability solely by reason of being such a holder or beneficial owner. Upon payment of the purchase price and issuance and delivery of the Shares to be issued and sold by the Company in accordance with this Agreement and any Confirmation or Term Agreement, the purchaser thereof will receive good, valid and marketable title to such Shares, free and clear of all Liens. The certificates, if any, to be used to evidence the Shares will be in substantially the form filed as an exhibit to the Registration Statement and will be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of the NYSE. The Company has full corporate power and authority to authorize, issue and sell the Shares as contemplated by this Agreement.

(i)           The outstanding OP Units have been duly authorized for issuance by the Operating Partnership and are validly issued. The OP Units have been offered, issued and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects. None of the OP Units were issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in the Registration Statement or the Prospectus, or as may be issued pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of Core Minneapolis LLC (the “Minneapolis Agreement”), there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership. The issuance of any such OP Units or other securities of the Operating Partnership pursuant to the terms of the Minneapolis Agreement will not have a Material Adverse Effect.

(j)           The OP Units to be issued by the Operating Partnership in connection with the Company’s contribution of the net proceeds from the sale of the Shares pursuant to this Agreement, the Alternative Distribution Agreements and any Confirmations or Terms Agreements executed hereunder or thereunder to the Operating Partnership have been duly authorized for issuance by the Operating Partnership to the Company, will be validly issued and fully paid. Such OP Units will be exempt from registration or qualification under the Act and applicable state securities laws. None of the OP Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership.

(k)          Except as disclosed in the Registration Statement or the Prospectus, there are no contracts, agreements or understandings between the Company or the Operating Partnership and any person that would give rise to a valid claim against the Company, the Operating Partnership or the Manager for a brokerage commission, finder’s fee or other like payment in connection with this Agreement.

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(l)           Except as disclosed in the Registration Statement or the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

(m)         None of the Company, the Operating Partnership or the Subsidiaries (i) is in violation of its charter, declaration of trust, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational or governing documents, (ii) is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, ground lease, development agreement, reciprocal easement agreement, deed restriction, utility agreement, management agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of the Properties (as hereinafter defined) or any of its other property or assets is subject (collectively, “Agreements and Instruments”), or (iii) is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or assets is subject, except, in the case of clauses (ii) and (iii), for such defaults or violations that would not have, or reasonably be expected to have, a Material Adverse Effect.

(n)          No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be made or obtained by the Company, the Operating Partnership or the Subsidiaries in connection with the transactions contemplated by this Agreement, any Confirmation or Terms Agreement, except such consents, approvals, authorizations, filings or orders as have already been obtained or will be obtained under the Act or as required under state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(o)          The execution, delivery and performance of this Agreement and any Confirmation or Terms Agreement by the Company and the Operating Partnership and consummation of the transactions contemplated hereby and thereby do not and will not (whether with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under, or result in the creation or imposition of a Lien (other than those described in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus) upon any of the Properties or assets of any of the Company, the Operating Partnership or the Subsidiaries pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over any of the Company, the Operating Partnership or the Subsidiaries or any of their Properties or assets, (ii) any term, condition or provision of any Agreements and Instruments, or (iii) the charter, declaration of trust, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational or governing documents, as applicable, of any of the Company, the Operating Partnership or the Subsidiaries, except, in the case of clauses (i) and (ii), for such conflicts, breaches, defaults, violations, rights, Repayment Events or Liens that are disclosed in the Registration Statement or the Prospectus, or as would not have, or reasonably be expected to have, a Material Adverse Effect. As used herein, “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Company, the Operating Partnership or the Subsidiaries.

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(p)          This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, and the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership and, to the knowledge of the Company and the Operating Partnership, by each of the other parties thereto; and each of this Agreement and the Operating Partnership Agreement, assuming the due authorization, execution and delivery of the parties thereto other than the Company and the Operating Partnership, is a valid and legally binding agreement of each of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity and except as rights to indemnify and contribution thereunder may be limited by applicable law or policies underlying such law.

(q)          The Company, the Operating Partnership and the Subsidiaries possess all certificates, licenses, consents, approvals, permits and other authorizations (“Licenses”) issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them or proposed to be operated by them (as described in the Registration Statement or the Prospectus), are in compliance with the terms and conditions of all such Licenses, and have not received any notice of proceedings relating to the revocation or modification of any such Licenses except where the failure to possess any such License or to comply with any of its terms and conditions, or an adverse determination in any proceeding, would not individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect.

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(r)           The consolidated financial statements of the Company and its subsidiaries included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments in the case of any unaudited interim financial statements) and have been prepared in all material respects on a consistent basis with the books and records of the Company. The supporting schedules included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus, present fairly in all material respects in accordance with GAAP the information required to be stated therein as of the dates indicated. The historical summaries of revenue and certain operating expenses of properties and the financial statements of unconsolidated joint venture affiliates included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus, present fairly in all material respects the revenues and operating expenses included in such summaries or financial statements, as applicable, for the periods specified in conformity with GAAP and otherwise have been prepared in accordance with the applicable financial statement requirements. The selected financial data and the summary financial information included or incorporated or deemed incorporated by reference in the Registration Statement or the, Prospectus, present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus. The pro forma financial statements and the related notes thereto included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other historical or pro forma financial statements (or schedules) are required by the Act and the Exchange Act to be included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus of any “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Act and Exchange Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(s)          Deloitte & Touche LLP (the “Accountants”), the accounting firm that certified the financial statements, and supporting schedules and historical summaries of revenues and certain operating expenses for the properties related thereto included or incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, is an independent registered certified public accounting firm as required by the Act, the Exchange Act and by the rules of the Public Company Accounting Oversight Board.

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(t)           The Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) for its taxable year ended December 31, 2011 through its taxable year ended December 31, 2016, and its organization and current and proposed method of operation, as described in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus, will permit the Company to continue to qualify for taxation as a REIT for the taxable year ending December 31, 2017 and thereafter for so long as the Board of Directors of the Company deems it to be in the best interests of the Company’s stockholders to remain so qualified for taxation as a REIT under the Code.

(u)          Each of the Company, the Operating Partnership and the Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, in each case, to the extent material (“Returns”), except in any case in which the failure so to file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as described in the Registration Statement or the Prospectus, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as described in the Registration Statement or the Prospectus. No audits or other administrative proceedings or court proceedings are presently pending against any of the Company, the Operating Partnership or the Subsidiaries with regard to any Returns, and no taxing authority has notified any of the Company, the Operating Partnership or the Subsidiaries in writing that it intends to investigate its tax affairs, except where any such audit or investigation, would not have, or would not reasonably be expected to have a Material Adverse Effect.

(v)          Each of the Company, the Operating Partnership and the Subsidiaries (including any predecessor entities) has complied in all material respects with the provisions of the Code relating to the payment and withholding of taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, except in any case in which the failure so to comply would not have a Material Adverse Effect.

(w)         None of the Company, the Operating Partnership or the Subsidiaries has distributed and, prior to the later of the last Time of Sale and the completion of the distribution of the Shares pursuant to this Agreement, any Confirmation or any Terms Agreement, will not distribute any offering material in connection with the offer or sale of the Shares other than the Registration Statement, Prospectus or any Permitted Free Writing Prospectus, and any other written materials permitted by the Act.

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(x)          (i) Each of the Company, the Operating Partnership and the Subsidiaries has fee simple title or a valid leasehold interest to all of the properties and other assets described in the Registration Statement or the Prospectus as owned or leased by the Company, the Operating Partnership or the Subsidiaries (the “Properties”), in each case, free and clear of all Liens, except as disclosed in the Registration Statement or the Prospectus, or such as would not have, or reasonably be expected to have, a Material Adverse Effect; (ii) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement or the Prospectus, are disclosed therein and none of the Company, the Operating Partnership or the Subsidiaries is in default under any such Lien except for such defaults that would not have, or reasonably be expected to have, a Material Adverse Effect; (iii) all of the leases and subleases material to the business of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, and under which the Company, the Operating Partnership or any of the Subsidiaries holds properties described in the Registration Statement or the Prospectus, are in full force and effect, and none of the Company, the Operating Partnership or any Subsidiary has received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Company, the Operating Partnership or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of any of the Company, the Operating Partnership or such Subsidiary to the continued possession of the leases or subleased premises under any such lease or sublease; (iv) none of the Company, the Operating Partnership or the Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have, or reasonably be expected to have, a Material Adverse Effect; (v) each of the Properties complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not have, singly or in the aggregate, or reasonably be expected to have, a Material Adverse Effect; and (vi) none of the Company, the Operating Partnership or the Subsidiaries has received from any Governmental Authority (as hereinafter defined) any written notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and none of the Company, the Operating Partnership or the Subsidiaries knows of any such condemnation or zoning change which is threatened and which if consummated would have, or reasonably be expected to have, a Material Adverse Effect.

(y)          Each of the Company, the Operating Partnership and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably believed to be adequate in respect of the businesses in which they are or will be engaged as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus; each such insurance policy is, to the knowledge of the Company and the Operating Partnership, in full force and effect, and each of the Company, the Operating Partnership and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects.

(z)          Except as set forth in the Registration Statement or the Prospectus, the mortgages and deeds of trust encumbering the Properties are not convertible into equity interests in the Property nor will the Company, the Operating Partnership, the Subsidiaries, or any person affiliated therewith hold a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company or the Operating Partnership.

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(aa)        The Operating Partnership or a Subsidiary has title insurance on the fee interests and/or leasehold interests in each of the Properties covering such risks and in such amounts as are commercially reasonable for the assets owned or leased by them and that are reasonably believed to be consistent with the types and amounts of insurance typically maintained by owners and operators of similar properties, and such title insurance is, to the knowledge of the Company and the Operating Partnership, in full force and effect.

(bb)       Except as (x) otherwise described in the Registration Statement or the Prospectus, or (y) would not have a Material Adverse Effect: (i) the Company, the Operating Partnership and the Subsidiaries and the Properties have been and are in compliance with, and none of the Company, the Operating Partnership or the Subsidiaries has any liability under, applicable Environmental Laws (as hereinafter defined), (ii) none of the Company, the Operating Partnership, the Subsidiaries has at any time released (as such term is defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”)) or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties or other assets owned by the Company, the Operating Partnership or the Subsidiaries, except for such releases or dispositions as would not be reasonably likely to cause the Company, the Operating Partnership or the Subsidiaries to incur liability and that would not require disclosure pursuant to Environmental Laws, (iii) neither the Company nor the Operating Partnership intends to use the Properties or other assets owned by any of the Company, the Operating Partnership or the Subsidiaries or any subsequently acquired properties, other than in compliance with applicable Environmental Laws, (iv) none of the Company, the Operating Partnership or the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties, or onto lands or other assets owned by the Company, the Operating Partnership or the Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters except for such as would not be reasonably likely to cause the Company, the Operating Partnership or the Subsidiaries to incur liability, (v) none of the Company, the Operating Partnership or the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the Properties or other assets described in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus, or arising out of the conduct of the Company, the Operating Partnership or the Subsidiaries, except for such claims that would not be reasonably likely to cause the Company or the Operating Partnership to incur liability and that would not require disclosure pursuant to Environmental Laws, and (vi) neither the Properties nor any other assets currently owned by any of the Company, the Operating Partnership or the Subsidiaries is included or, to the knowledge of the Company, the Operating Partnership and the Subsidiaries, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the knowledge of the Company, the Operating Partnership and the Subsidiaries, proposed for inclusion on any similar list or inventory issued pursuant to any other applicable Environmental Law or issued by any other Governmental Authority. To the knowledge of the Company, the Operating Partnership and the Subsidiaries, there have been no and are no (1) aboveground or underground storage tanks, (2) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment, (3) asbestos or asbestos containing materials, (4) lead-based paints, (5) dry-cleaning facilities, or (6) wet lands, in each case in, on, under, or adjacent to any Property or other assets owned by the Company, the Operating Partnership or the Subsidiaries the existence of which has had, or is reasonably expected to have, a Material Adverse Effect.

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As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined or regulated by any applicable federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, CERCLA, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an “Environmental Law” and collectively, “Environmental Laws”) having or claiming jurisdiction over the Properties and other assets described in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus, (a “Governmental Authority”).

(cc)        No labor problem or dispute with the employees of the Company, the Operating Partnership or the Subsidiaries exists or, to the knowledge of the Company or the Operating Partnership, is threatened or imminent, and neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbance by the employees of any of the Company, the Operating Partnership or the Subsidiaries and the principal suppliers, contractors or customers of the Company, the Operating Partnership or the Subsidiaries, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

(dd)       Except as would not have, or reasonably be expected to have, a Material Adverse Effect, the Company, the Operating Partnership and the Subsidiaries own and have full right, title and interest in and to, or have valid licenses to use, each trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, to be conducted. Except as set forth in the Registration Statement or the Prospectus, and except as would not have a Material Adverse Effect, the Company has not received notice of and is not aware of any pending claim against the Company, the Operating Partnership or the Subsidiaries with respect to any Intellectual Property or of any pending claim that the use of any Intellectual Property by the Company, the Operating Partnership or the Subsidiaries in the conduct of their business infringes upon or conflicts with the rights of any third party.

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(ee)        Except as disclosed in the Registration Statement or the Prospectus, there is not pending or, to the knowledge of the Company and the Operating Partnership, threatened, any action, suit or proceeding against or affecting any of the Company and the Operating Partnership, the Subsidiaries or any of the Properties or other assets that, if determined adversely to any of the Company, the Operating Partnership or the Subsidiaries, would have, or reasonably be expected to have, a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Operating Partnership to perform their respective obligations under this Agreement or any Confirmation or Terms Agreement.

(ff)         Except as disclosed in the Registration Statement or the Prospectus, since the date of the latest audited financial statements included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus (i) there has been no Material Adverse Effect, (ii) there have been no transactions entered into by any of the Company, the Operating Partnership or the Subsidiaries which are material with respect to the Company, the Operating Partnership and their Subsidiaries taken as a whole, (iii) none of the Company, the Operating Partnership or the Subsidiaries has incurred any obligation or liability, direct, contingent or otherwise, that is or would be material to the Company, the Operating Partnership and the Subsidiaries taken as a whole and (iv) except for quarterly dividends paid on the Common Stock and OP Units in the ordinary course of business, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership or any of its subsidiaries with respect to its OP Units.

(gg)        None of the Company, the Operating Partnership nor any Subsidiary is or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will be required to register as an “Investment Company” within the meaning of the Investment Company Act of 1940, as amended.

(hh)        There are no contracts or other documents that are required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement and the Prospectus as required by the Act.

(ii)          The Company maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management’s authorization and (iv) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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(jj)          The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to management, including the principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(kk)        There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, in each case, to the extent the Sarbanes-Oxley Act applies to the Company.

(ll)          The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Company, the Operating Partnership or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Operating Partnership, threatened.

(mm)      None of the Company, the Operating Partnership nor any Subsidiary nor to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or affiliate of any of the Company or the Operating Partnership or any of the Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, the Operating Partnership, the Subsidiaries and, to the knowledge of the Company or the Operating Partnership, their affiliates have conducted their businesses in compliance with the FCPA in all material respects.

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(nn)       None of the Company, the Operating Partnership, the Subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee or affiliate of any of the Company, the Operating Partnership or the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Company nor the Operating Partnership will directly or indirectly use the proceeds of the offering of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo)       None of the Company, the Operating Partnership, the Subsidiaries or, to the knowledge of the Company or the Operating Partnership, their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the Exchange Act or cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(pp)       Except as disclosed in the Registration Statement (excluding the exhibits thereto) or the Prospectus, none of the Operating Partnership or the Subsidiaries are currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the OP Units, or from repaying to the Company any loans or advances made by the Company to the Operating Partnership or any such Subsidiary, other than restrictions that would not have, individually or in the aggregate, a Material Adverse Effect.

(qq)       The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(rr)         To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s directors or officers, except as disclosed to the Manager or in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(ss)        Each Confirmation has been duly and validly authorized, and when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity and except as rights to indemnification and contribution thereunder may be limited by applicable law or policies underlying such law. The description of the Confirmations set forth in the Prospectus and any Permitted Free Writing Prospectus is correct in all material respects.

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(tt)         The Settlement Shares (as defined in each Confirmation) have been duly and validly authorized by the Company for issuance and sale to the Forward Purchaser pursuant to the Confirmations and, if and when issued and delivered by the Company pursuant to the Confirmations against payment of any consideration specified therein, will be validly issued, fully paid and nonassessable, will be offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects, and will not be issued in violation of any preemptive or other similar rights of any securityholder of the Company. No holder or beneficial owner of the Shares or the Settlement Shares will be subject to personal liability solely by reason of being such a holder or beneficial owner. The issuance and sale by the Company of the Settlement Shares to the Forward Purchaser or its affiliate in settlement of each Confirmation in accordance with the terms thereof and the delivery by the Forward Purchaser or its affiliate of the Settlement Shares, during the term of and at settlement of each Confirmation, to close out open borrowings of Common Stock created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Confirmations will not require registration under the Act. The Company will not have an obligation to file a prospectus supplement pursuant to Rule 424(b) of the Act in connection with any Settlement Shares delivered to the Forward Purchaser or its affiliate by the Company upon such settlement, and no prospectus supplement will be required to be filed under Rule 424(b) of the Act in connection with any Settlement Shares delivered by the Forward Purchaser or its affiliate to close out open borrowings created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Confirmations, assuming in each case that the Manager complied with Rule 173 of the Act in connection with the sales of Shares in an amount not less than the Number of Shares (as defined in each Confirmation).

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Manager, the Forward Purchaser or their counsel in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Manager and/or the Forward Purchaser, as applicable.

SECTION 3.  Sale and Delivery of Shares. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees (1) to issue and sell through or to the Manager, as sales agent and/or principal, as and when it provides instructions, in its discretion, for the sale of Shares, and the Manager agrees to use its commercially reasonable efforts consistent with its normal trading and sales practice to sell, as sales agent for the Company, the Shares, and (2) in consultation with the Forward Purchaser and the Manager, to instruct the Forward Purchaser to borrow, offer and sell Shares through the Manager, as forward seller, in each case on the following terms.

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(i)          The Shares are to be sold on a daily basis or otherwise as shall be mutually agreed upon by the Company and the Manager on any day that (A) is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time), (B) the Company, through any of the individuals listed as authorized representatives of the Company on Schedule B hereto (the “Authorized Company Representatives”), has instructed the Manager by telephone (confirmed promptly by electronic mail) to make sales of Shares and (C) the Company has satisfied its covenants and conditions under Section 4 and Section 6 hereof. The Company will designate in a notice delivered by electronic mail to the Manager substantially in the form attached hereto as Schedule C the maximum amount of Shares to be sold by the Manager daily as agreed to by the Manager (in any event not in excess of the amount available for issuance under the Prospectus and the Registration Statement or in an amount in excess of the amount of Shares authorized from time to time to be issued and sold under this Agreement or, together with all sales of Shares under this Agreement and the Alternative Distribution Agreements, in an amount in excess of the Maximum Amount, or in excess of the number of Shares approved for listing on the NYSE), any minimum price below which sales of Shares may not be effected and any other limitations specified by the Company and mutually agreed by the Manager. Such instruction shall also specify whether such Shares (i) will be sold through the Manager, as sales agent or principal, in accordance with clause 3(a)(1) above, or (ii) borrowed by the Forward Purchaser and sold through the Manager, as forward seller, in connection with hedging a forward stock purchase transaction pursuant to any Confirmations in accordance with clause 3(a)(2) above. Subject to the terms and conditions of this Section 3(a), the Manager may sell Shares by any method permitted by law deemed to be an At the Market Offering (as defined below), including, without limitation, sales made by means of ordinary brokers’ transactions on the NYSE, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Subject to the terms and conditions specified herein (including, without limitation, the accuracy of the representations and warranties of each of the Company and the Operating Partnership and the performance by the Company and the Operating Partnership of their respective covenants and other obligations, contained herein and the satisfaction of the additional conditions specified in Section 6 hereof), the Manager shall use its commercially reasonable efforts consistent with its normal trading and sales practice to offer and sell as sales agent all of the Shares designated; provided, however, that the Company acknowledges and agrees that neither the Manager nor the Forward Purchaser, as applicable, shall have any obligation to borrow, offer or sell any Shares in the event that a borrowing, offer or sale of the Shares on behalf of the Company or the Forward Purchaser may in the reasonable judgment of the Manager constitute the sale of a “block” under Rule 10b-18(a)(5) under the Exchange Act or a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act or the Manager reasonably believes that it may be deemed to be an “underwriter” under the Act in a transaction that is other than by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus in accordance with Rule 153 under the Act (such transactions are hereinafter referred to individually as an “At the Market Offering” and collectively as the “At the Market Offerings”).

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(ii)         Notwithstanding the foregoing, the Company, through any of the Authorized Company Representatives, may instruct the Manager by telephone (confirmed promptly by electronic mail) not to sell Shares if such sales cannot be effected at or above the price designated by the Company in any such instruction. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by electronic mail), suspend the offering of the Shares for a specified period (a “Suspension Period”); provided, however, that such Suspension Period shall not affect or impair the parties’ respective obligations with respect to Shares sold, or with respect to Shares that the Company has agreed to sell or the Forward Purchaser has agreed to borrow and deliver pursuant to this Agreement, any Confirmation or Terms Agreement prior to the giving of such notice, and, provided further, that there shall be no obligations under Sections 4(n), 4(o), 4(p) and 4(q) with respect to the delivery of certificates, opinions, or comfort letters to the Manager and the Forward Purchaser during a Suspension Period and that such obligations shall recommence on the termination of the Suspension Period.

(iii)        Each of the Manager and the Forward Purchaser, as applicable, hereby covenants and agrees not to make any sales of Shares on behalf of the Company, pursuant to this Section 3(a), other than (A) by means of At the Market Offerings and (B) such other sales of Shares on behalf of the Company in its capacity as agent of the Company as shall be mutually agreed upon by the Company and the Manager.

(iv)        In connection with sales pursuant to Section 3(a)(1) of this Agreement, the compensation to the Manager, as an agent of the Company, for sales of Shares shall be at a mutually agreed rate, not to exceed 2.0% of the gross sales price of any Shares sold pursuant to this Section 3(a). In connection with sales pursuant to Section 3(a)(2) of this Agreement, the compensation payable to the Manager for sales of Shares with respect to which the Manager acts as forward seller shall be reflected in a reduction of an amount not to exceed 2.0% of the Initial Forward Price (as such term is defined in each applicable Confirmation). The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company or the Forward Purchaser, as applicable, from the sale of such Shares (the “Net Proceeds”).

(v)         If acting as sales agent hereunder, the Manager shall provide written confirmation to the Company (which may be by electronic mail) as soon as is reasonably practicable following the close of trading on the NYSE each day on which Shares are sold pursuant to this Section 3(a) setting forth (i) the number of Shares sold on such day, (ii) the aggregate Net Proceeds to the Company or the Forward Purchaser, as applicable, and (iii) the aggregate compensation payable by the Company to the Manager with respect to such sales.

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(vi)        Settlement for sales of Shares pursuant to this Section 3(a) will occur on the third business day that is also a trading day on the NYSE following the date on which such sales are made, unless another date shall be agreed to in writing by the Company and the Manager. On each date of settlement for the sale of Shares through the Manager as sales agent pursuant to Section 3(a)(1) hereof (each such date, a “Direct Settlement Date”), or through the Manager as forward seller pursuant to Section 3(a)(2) hereof (each such date, a “Forward Settlement Date” and, together with a Direct Settlement Date, a “Settlement Date”), the Net Proceeds from the sale of such Shares shall be delivered to the Company or the Forward Purchaser, as applicable, in same day funds to an account designated by the Company or the Forward Purchaser, as applicable, in writing prior to such Settlement Date against receipt of the Shares sold. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company (or its transfer agent) or the Forward Purchaser, as applicable, to the Manager’s account, or to the account of the Manager’s designee, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. If the Company, or its transfer agent (if applicable), shall default upon its obligation to deliver the Shares through the Manager as sales agent on any Settlement Date, the Company shall (A) indemnify and hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company or its transfer agent and (B) pay the Manager any commission to which it would otherwise be entitled absent such default. The Authorized Company Representatives shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Shares through DWAC for purposes of this Section 3(a)(vi).

(vii)       At each Time of Sale, Settlement Date and Representation Date (as defined in Section 4(n) hereof), the Company and the Operating Partnership shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company and the Operating Partnership herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 hereof.

(b)          If the Company wishes to borrow or issue and sell the Shares other than as set forth in Section 3(a) hereof (each, a “Transaction”), it will notify the Manager and the Forward Purchaser, as applicable, of the proposed terms of such Transaction. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and the Manager will enter into a Terms Agreement or the Company and the Forward Purchaser will enter into a Confirmation setting forth the terms of such Transaction. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement or Confirmation, as applicable, the terms of such Terms Agreement or Confirmation, as applicable, will control.

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(c)          (i) Under no circumstances shall the aggregate gross sales proceeds from Shares sold pursuant to this Agreement together with the Common Stock sold pursuant to the Alternative Distribution Agreements, including any separate Terms Agreements or similar agreement covering principal transactions described herein and in the Alternative Distribution Agreements, exceed the lesser of (A) the Maximum Amount and (B) the amount available for offer and sale under the Prospectus and the Registration Statement.

(ii)         If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other parties hereto, and sales of the Shares under this Agreement and any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(d)          Each sale of the Shares through or to the Manager shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement.

(e)          Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Shares and, by notice to the Manager, shall cancel any instructions for the offer or sale of any Shares, and the Manager shall not be obligated to offer or sell any Shares, during (i) any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) during the fourteen (14) calendar days prior to any public announcement or release disclosing the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period through and including the time that is 24 hours after the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such announcement or release.

(f)           The Company acknowledges and agrees that (i) there can be no assurance that the Manager will be successful in selling the Shares, (ii) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell Shares in accordance with the terms of this Agreement, and (iii) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement unless a Terms Agreement, in substantially the form attached hereto as Exhibit A, shall have been executed by the Company, the Operating Partnership and the Manager.

(g)          The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares shall only be effected by or through the Manager or an Alternative Manager on any single given day, but in no event by the Manager and an Alternative Manager, and the Company shall in no event request that the Manager and an Alternative Manager sell Shares on the same day.

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(h)          As set out in Paragraph 7(f)(i) under the Confirmation and notwithstanding anything herein to the contrary, in the event that either (i) the Forward Purchaser is unable to borrow and deliver any Shares for sale under this Agreement or (ii) in the commercially reasonable judgment of the Forward Purchaser, it is either impracticable to do so or the Forward Purchaser would incur a stock loan cost that is equal to or greater than 200 basis points per annum to do so, then the Manager shall be required to sell on behalf of the Forward Purchaser only the aggregate number of Shares that the Forward Purchaser is able to, and that it is practicable to, so borrow below such cost.

SECTION 4.  Covenants of the Company. The Company agrees with the Manager and the Forward Purchaser that:

(a)          During the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rules 153 or 172 under the Act, or in lieu thereof, a notice referred to in Rule 173(a) under the Act), to notify the Manager and the Forward Purchaser promptly of the time when any amendment to the Registration Statement has become effective or any amendment or supplement to the Prospectus has been filed; to prepare and file with the Commission, promptly upon the Manager’s or the Forward Purchaser’s request, any amendments or supplements to the Registration Statement or the Prospectus that, in the Manager’s or the Forward Purchaser’s reasonable opinion, may be necessary or advisable in connection with the offer of the Shares; and to cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Act.

(b)          To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(c)          To promptly advise the Manager and the Forward Purchaser, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of examination, institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its commercially reasonable efforts to obtain the lifting or removal of such order as soon as possible; to promptly advise the Manager and the Forward Purchaser of any proposal to amend or supplement the Registration Statement or the Prospectus, and to provide the Manager, the Forward Purchaser and their counsel copies of any such proposed amendment or supplement for review and comment in a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement (other than any prospectus supplement relating to the offering of other securities, including, without limitation, the Common Stock) to which the Manager or the Forward Purchaser shall have reasonably objected in writing.

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(d)          To make available to the Manager and the Forward Purchaser, as soon as practicable after the date of this Agreement, and thereafter from time to time to furnish to the Manager and the Forward Purchaser, as many copies of the Prospectus (or of the Prospectus as amended or supplemented at such time if the Company shall have made any amendments or supplements thereto) as the Manager and the Forward Purchaser may reasonably request for the purposes contemplated by the Act; in case the Manager or the Forward Purchaser is required to deliver (whether physically or through compliance with Rules 153 or 172 under the Act, or in lieu thereof, a notice referred to in Rule 173(a) under the Act), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.

(e)          Subject to Section 4(c) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus relating to the Shares is required by the Act to be delivered (whether physically or through compliance with Rules 153 or 172 under the Act, or in lieu thereof, a notice referred to in Rule 173(a) under the Act) in connection with any sale of Shares and to provide the Manager and the Forward Purchaser with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing.

(f)           To promptly notify the Manager and the Forward Purchaser of the happening of any event that could require the making of any change in the Prospectus as then amended or supplemented so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during any period during which a prospectus is required to be delivered (whether physically or through compliance with Rules 153 or 172 under the Act, or in lieu thereof, a notice referred to in Rule 173(a) under the Act) in connection with any sale of Shares, to prepare and furnish, at the Company’s expense, to the Manager and the Forward Purchaser promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as the Manager and the Forward Purchaser may reasonably request.

(g)          To furnish such information as may be required and otherwise to use its commercially reasonable efforts to cooperate in qualifying the Shares for offer and sale under the securities laws of such jurisdictions as the Manager may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Manager and the Forward Purchaser of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening in writing of any proceeding for such purpose.

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(h)          To make generally available to its security holders, and to deliver to the Manager and the Forward Purchaser, an earnings statement of the Company, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(i)           To apply the net proceeds from the sale of the Shares pursuant to this Agreement, the Alternative Distribution Agreements and any Confirmation or Terms Agreement executed hereunder or thereunder in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

(j)           At any time that the Company has instructed the Manager to borrow or sell Shares pursuant to Section 3(a) but such instructions have not been fulfilled, settled or cancelled, not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Act of any shares of Common Stock, in each case without giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. Notwithstanding the foregoing, the Company may, without written notice to the Manager, (i) offer and sell Shares through the Manager pursuant to this Agreement and Common Stock through the Alternative Managers pursuant to the Alternative Distribution Agreements; (ii) file a registration statement on Form S-8 relating to Common Stock that may be issued pursuant to equity plans described in the Company’s reports filed with the Commission under the Exchange Act; (iii) issue securities under the Company’s equity compensation plans described in the Company’s reports filed with the Commission under the Exchange Act; (iv) issue shares upon the exercise of outstanding options, or other outstanding securities, as described in the Company’s reports filed with the Commission under the Exchange Act; (v) issue Common Stock upon the redemption of outstanding Units, including profits interests units, in accordance with the Operating Partnership Agreement; and (vi) issue and sell Common Stock pursuant to the Company’s DRSPP. In the event that notice of a proposed sale is provided by the Company pursuant to this Section 4(j), the Manager may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by the Manager.

(k)          The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute under the Exchange Act or otherwise, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(l)           To use its commercially reasonable efforts to cause the Common Stock to maintain its listing on the NYSE.

(m)         To advise the Manager and the Forward Purchaser promptly after it shall have received notice or obtained knowledge of any information or fact that would materially alter or affect any opinion, certificate, letter or other document provided to the Manager or the Forward Purchaser pursuant to Section 6 hereof.

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(n)          On or prior to the date that the Shares are first sold under this Agreement (and upon recommencement of the offering of the Shares under this Agreement following a Suspension Period) and promptly after each date that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than (a) by an amendment or supplement providing solely for the determination of the terms of the Shares, (b) in connection with the filing of a prospectus supplement that contains solely information relating to Shares sold pursuant to this Agreement or an Alternative Distribution Agreement, (c) in connection with the filing of any Current Reports on Form 8-K (other than any Current Reports on Form 8-K which contain capsule financial information, financial statements, supporting schedules or other financial data) or (d) by a prospectus supplement relating to the offering of other securities, including, without limitation, other shares of Common Stock), (ii) the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q, or an amendment to any such report that includes amended financial information, or (iii) the Manager or the Forward Purchaser may reasonably request (the date the Shares are first sold under this Agreement, the date of any recommencement of the offering of Shares following a Suspension Period and each date referred to in subclauses (i), (ii) and (iii) above, are collectively referred to as a “Representation Date”), to furnish or cause to be furnished to the Manager and the Forward Purchaser forthwith a certificate dated and delivered as of or promptly after the Representation Date, in form satisfactory to the Manager and the Forward Purchaser, to the effect that the statements contained in the certificate referred to in Section 6(f) of this Agreement which was last furnished to the Manager and the Forward Purchaser are true and correct as of such Representation Date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate; provided that the obligation of the Company under this subsection (n) shall be deferred during any Suspension Period and shall recommence upon the termination of such Suspension Period.

(o)          At or promptly after each Representation Date, to furnish or cause to be furnished forthwith to the Manager and the Forward Purchaser (i) a written opinion of Morrison & Foerster LLP, counsel to the Company and the Operating Partnership (“Company Counsel”), or other counsel reasonably satisfactory to the Manager and the Forward Purchaser, dated and delivered as of or promptly after such Representation Date, in form and substance satisfactory to the Manager and the Forward Purchaser, of the same tenor as the opinion referred to in Section 6(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion and (ii) a written opinion of Venable LLP, special Maryland counsel to the Company and the Operating Partnership (“Maryland Counsel”), or other counsel reasonably satisfactory to the Manager and the Forward Purchaser, dated and delivered as of or promptly after such Representation Date, in form and substance satisfactory to the Manager and the Forward Purchaser, of the same tenor as the opinion referred to in Section 6(d) hereof, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinions for subsequent Representation Dates, Company Counsel and Maryland Counsel may furnish the Manager and the Forward Purchaser with a letter to the effect that the Manager and the Forward Purchaser may rely on a prior opinion delivered under this Section 4(o) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date); provided further that the obligation of the Company under this subsection (o) shall be deferred during any Suspension Period and shall recommence upon the termination of such Suspension Period.

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(p)          At or promptly after each Representation Date, Sidley Austin llp, counsel to the Manager and the Forward Purchaser, shall deliver a written opinion, dated and delivered as of or promptly after such Representation Date, in form and substance satisfactory to the Manager and the Forward Purchaser; provided that the obligation under this subsection (p) shall be deferred during any Suspension Period and shall recommence upon the termination of such Suspension Period.

(q)          At or promptly after each Representation Date, to cause the Accountants, or other independent accountants reasonably satisfactory to the Manager and the Forward Purchaser, forthwith to furnish the Manager and the Forward Purchaser a letter (a “Comfort Letter”), dated the date of the commencement of the offering, the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, as the case may be, in form and substance satisfactory to the Manager and the Forward Purchaser, which Comfort Letter shall contain statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the obligation of the Company under this subsection (q) shall be deferred during any Suspension Period and shall recommence upon the termination of such Suspension Period.

(r)           The Company acknowledges that the Manager may trade in Common Stock for the Manager’s own account and for the account of its clients at the same time as borrowing or sales of the Shares occur pursuant to this Agreement.

(s)          If, to the knowledge of the Company, any condition set forth in Section 6(a) or 6(i) hereof shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(t)           To disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K (1) the number of Shares sold to or through the Managers pursuant to this Agreement and the Alternative Distribution Agreements, (2) the number of borrowed Shares sold by the Managers, as agents for the Forward Purchasers, in connection with any Confirmation and (3) the net proceeds received by the Company and the compensation paid by the Company to the Managers in connection with transactions described in clauses (1) and (2).

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(u)          At or promptly after each Representation Date, to conduct a due diligence session, in form and substance, satisfactory to the Manager and the Forward Purchaser, which shall include representatives of the management and the accountants of the Company.

(v)         To ensure that prior to instructing the Manager or the Forward Purchaser to borrow or sell Shares, the Company shall have obtained all necessary corporate authority for the borrowing, offer and sale of such Shares.

(w)         That each acceptance by the Company of an offer to purchase Shares hereunder shall be deemed to be an affirmation to the Manager and the Forward Purchaser that the representations and warranties of the Company and the Operating Partnership contained in or made pursuant to this Agreement and each Confirmation are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(x)          If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold, the Company will, prior to the Renewal Deadline, if it has not already done so and is eligible to do so, file a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Manager and the Forward Purchaser. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Manager and the Forward Purchaser, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other reasonable actions necessary or appropriate to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

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SECTION 5.  Payment of Expenses. Except as otherwise agreed in writing among the Company, the Manager, the Forward Purchaser and the Alternative Managers and the Alternative Forward Purchasers, the Company agrees with the Manager, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, to pay all of its expenses incident to the performance of its obligations hereunder and under each Confirmation, as applicable, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each such document to the Manager (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each such document to the Manager (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state or foreign law as aforesaid and the printing and furnishing of copies of any blue sky surveys to the Manager, (v) the listing of the Shares on the NYSE, (vi) any filing for review of the public offering of the Shares by FINRA, including the reasonable legal fees and disbursements of counsel for the Manager relating to FINRA matters and (vii) the reasonable fees and disbursements of the Company’s counsel and of the Company’s accountants. Each of the Manager and the Forward Purchaser will pay all of its out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses.

SECTION 6.  Conditions of Manager’s Obligations. The obligations of the Manager and the Forward Purchaser hereunder and under each Confirmation, as applicable, are subject to (i) the accuracy of the representations and warranties of the Company and the Operating Partnership on the date hereof, any Representation Date, any Time of Sale and as of any Settlement Date, (ii) the performance by the Company of its obligations hereunder and under each Confirmation, as applicable, and (iii) to the following additional conditions precedent.

(a)          (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offer or sale in any jurisdiction, or to the knowledge of the Company or the Manager of the initiation or threatening in writing of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Basic Prospectus or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b)          Subsequent to the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, there shall not have been any Material Adverse Effect, in the judgment of the Manager.

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(c)          On every date specified in Section 4(o) hereof, the Manager and the Forward Purchaser, as applicable, shall have received an opinion of Company Counsel, in form satisfactory to the Manager and the Forward Purchaser, as applicable, with respect to the matters set forth in Exhibit B hereto, dated as of such date.

(d)          On every date specified in Section 4(o) hereof, the Manager and the Forward Purchaser shall have received an opinion of Maryland Counsel, in form satisfactory to the Manager and the Forward Purchaser, as applicable, with respect to the matters set forth in Exhibit C hereto, dated as of such date.

(e)          On every date specified in Section 4(q) hereof, the Manager and the Forward Purchaser, as applicable, shall have received from the Accountants, in form and substance satisfactory to the Manager and the Forward Purchaser, as applicable, a Comfort Letter, dated as of such date.

(f)           On every date specified in Section 4(n) hereof, the Manager and the Forward Purchaser, as applicable, shall have received a certificate to the effect that (i) the representations and warranties of the Company and the Operating Partnership as set forth in this Agreement are true and correct as of the Representation Date, (ii) the Company has performed its obligations under this Agreement that it is required to perform on or prior to such Representation Date, and (iii) the conditions set forth in paragraphs (a) and (b) of Section 6 hereof have been met. The certificate shall also state that the Shares have been duly and validly authorized by the Company, that all corporate action required to be taken for the issuance and sale of the Shares has been validly and sufficiently taken, and that the Company’s Board of Directors or any other body with authority has not revoked, rescinded or otherwise modified or withdrawn such authorization or corporate action.

(g)          On every date specified in Section 4(p) hereof, the Manager and the Forward Purchaser shall have received an opinion of Sidley Austin llp, counsel to the Manager and the Forward Purchaser, in form and substance satisfactory to the Manager and the Forward Purchaser, as applicable, dated as of such date.

(h)          All filings with the Commission required by Rule 424 under the Act to have been filed by any Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

(i)           The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.

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SECTION 7.  Indemnification and Contribution.

(a)          The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless the Manager, the Forward Purchaser, their respective affiliates and their respective directors, officers, employees and agents and any person who controls the Manager or the Forward Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Manager or the Forward Purchaser or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Manager and the Forward Purchaser or the Alternative Managers to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include the Basic Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Manager and the Forward Purchaser or an Alternative Manager to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

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If any action, suit or proceeding (together, a “Proceeding”) is brought against the Manager, the Forward Purchaser or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Manager, the Forward Purchaser or such person, as the case may be, shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to the Manager, the Forward Purchaser or any such person or otherwise except to the extent the Company was materially prejudiced by such omission. The Manager, the Forward Purchaser or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Manager, the Forward Purchaser or of such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Manager, the Forward Purchaser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company of the aforesaid request, (ii) the Company shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. The Company shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or may be a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

(b)          Each of the Manager and the Forward Purchaser agrees to indemnify and hold harmless each of the Company, the Operating Partnership, each of the Company’s directors and each of the Company’s officers who signed the Registration Statement, each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each affiliate of the Company or the Operating Partnership within the meaning of Rule 405 under the Act, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and, in conformity with information furnished in writing by or on behalf of the Manager or the Forward Purchaser to the Company expressly for use with reference to the Manager or the Forward Purchaser in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Manager or the Forward Purchaser to the Company expressly for use in, the Prospectus Supplement or any Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in the Prospectus Supplement or any Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

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If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against the Manager or the Forward Purchaser pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Manager or the Forward Purchaser in writing of the institution of such Proceeding and the Manager or the Forward Purchaser, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Manager or the Forward Purchaser shall not relieve the Manager or the Forward Purchaser, as the case may be, from any liability which the Manager or the Forward Purchaser may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Manager or the Forward Purchaser in connection with the defense of such Proceeding or the Manager or the Forward Purchaser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Manager or the Forward Purchaser (in which case the Manager or the Forward Purchaser, as the case may be, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Manager or the Forward Purchaser may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Manager or the Forward Purchaser, as the case may be), in any of which events such fees and expenses shall be borne by the Manager or the Forward Purchaser and paid as incurred (it being understood, however, that the Manager or the Forward Purchaser, as the case may be, shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Manager or the Forward Purchaser shall not be liable for any settlement of any such Proceeding effected without the written consent of the Manager or the Forward Purchaser but if settled with the written consent of the Manager or the Forward Purchaser, the Manager or the Forward Purchaser, as the case may be, agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Manager or the Forward Purchaser to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Manager or the Forward Purchaser agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Manager or the Forward Purchaser of the aforesaid request, (ii) the Manager or the Forward Purchaser shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the Manager or the Forward Purchaser at least 30 days’ prior notice of its intention to settle. The Manager or the Forward Purchaser shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

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(c)          If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Manager and the Forward Purchaser, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Manager and the Forward Purchaser, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Manager and the Forward Purchaser, on the other, shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of commissions paid hereunder but before deducting expenses) received by the Company (which shall be deemed to include the proceeds that would be received by the Company upon physical settlement of any Shares sold under any Confirmation assuming that the aggregate amount payable by the Forward Purchaser under each Confirmation is equal to the aggregate amount of the net proceeds realized upon the sale of the Shares), and the total commissions received by the Manager hereunder, bear to the aggregate public offering price of the Shares. The relative fault of the Company, on the one hand, and of the Manager, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Manager or the Forward Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection (c) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

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(d)          The Company and the Manager and the Forward Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 7, the Manager and the Forward Purchaser in the aggregate shall not be required to contribute any amount in excess of (i) the commissions received by the Manager in connection with the sale of the Shares on behalf of the Company and (ii) the commissions received by the Manager in connection with the sale of the Shares on behalf of the Forward Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          The Company and the Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

SECTION 8.  Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 7 hereof and the covenants, warranties and representations of the Company contained in this Agreement or in certificates delivered pursuant hereto shall remain in full force and effect regardless of any investigation made by or on behalf of the Manager, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.

SECTION 9.  Termination.

(a)          The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (ii) the provisions of Sections 5, 7, 8, 10, 11, 12, 17 and 19 hereof shall remain in full force and effect notwithstanding such termination.

(b)          The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5, 7, 8, 10, 11, 12, 17 and 19 hereof shall remain in full force and effect notwithstanding such termination.

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(c)          This Agreement shall remain in full force and effect unless terminated pursuant to Sections 9(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 5, 7 and 8 hereof shall remain in full force and effect.

(d)          Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(a)(vi) hereof.

(e)          Unless earlier terminated pursuant to this Section 9, this Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Manager on the terms and subject to the conditions set forth herein that, together with sales under the Alternative Distribution Agreements, equal the Maximum Amount, except that Sections 5, 7, 8, 10, 11, 12, 17 and 19 shall remain in full force and effect.

SECTION 10.  Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager or to the Forward Purchaser, shall be sufficient in all respects if delivered or sent to KeyBanc Capital Markets Inc., 127 Public Square, 4th Floor, Cleveland, Ohio 44114, Attention: Equity Capital Markets, fax no. (216) 689-0845; and, if sent to the Company or the Operating Partnership, shall be delivered or sent to Education Realty Trust, Inc., 999 South Shady Grove Road, Suite 600, Memphis, Tennessee 38120, Attention: Edwin B. Brewer, Jr. (facsimile: (901) 259-2594), with a copy to Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 6000, Washington, DC 20006-1888, Attention: John A. Good (phone: (202) 887-1500; facsimile: (202) 887-0763. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

SECTION 11.  Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Company, the Operating Partnership, the Manager and the Forward Purchaser and, to the extent provided in Section 7 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, through or from the Manager) shall acquire or have any right under or by virtue of this Agreement.

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SECTION 12.  No Fiduciary Relationship. The Company hereby acknowledges that the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Shares. The Company further acknowledges that each of the Manager and the Forward Purchaser is acting pursuant to a contractual relationship created solely by this Agreement or any Terms Agreement entered into on an arm’s length basis, and, in no event, do the parties intend that the Manager and the Forward Purchaser act or be responsible as fiduciaries to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Manager and the Forward Purchaser may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. Each of the Manager and the Forward Purchaser hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company, the Manager and the Forward Purchaser agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Manager or the Forward Purchaser to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Manager and the Forward Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

SECTION 13.  Press Releases and Disclosure. The Company may issue a press release in compliance with Rule 134 under the Act describing the material terms of the transactions contemplated hereby as soon as practicable following the date hereof and may file with the Commission a Current Report on Form 8-K describing the material terms of the transaction contemplated hereby, and the Company shall consult with the Manager prior to making such disclosures, and the parties shall use commercially reasonable efforts, acting in good faith, to agree upon the text of such disclosure that is reasonably satisfactory to all parties. No party hereto shall issue thereafter any press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or Commission or NYSE rules. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use commercially reasonable efforts, acting in good faith, to agree upon the text of such disclosure that is reasonably satisfactory to all parties.

SECTION 14.  Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

SECTION 15.  Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 16.  Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

SECTION 17.  Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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SECTION 18.  Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 19.  Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Manager, the Forward Purchaser or any indemnified party. Each of the Manager, the Forward Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

SECTION 20.  Successors and Assigns. This Agreement shall be binding upon the Company, the Operating Partnership, the Manager and the Forward Purchaser and their successors and assigns and any successor or assign of any substantial portion of the Company’s and the Manager’s respective businesses and/or assets.

SECTION 21.  Miscellaneous. Securities sold, offered or recommended by the Manager are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency. Lending affiliates of the Manager have or may in the future have lending relationships with issuers of securities underwritten or privately placed by the Manager. Prospectuses and other disclosure documents for securities underwritten or privately placed by the Manager may disclose the existence of any such lending relationships and whether the proceeds of the issue may be used to repay debts owed to affiliates of the Manager.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Very truly yours,

EDUCATION REALTY TRUST, INC.

By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr.
Title: Executive Vice President and Chief
Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

By:	Education Realty OP GP, its general partner

By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr.
Title: Executive Vice President and Chief
Financial Officer

ACCEPTED as of the date

first above written

KEYBANC CAPITAL MARKETS INC.

By:	/s/ David Gruber
Name: David Gruber
Title: Managing Director